Step Acquisition of Equity Interests	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Step Acquisition of Equity Interests

(3) Step Acquisition of Equity Interests

Prior to May 19, 2017, the Company, through its wholly-owned subsidiary, Stabilis Oilfield Investment Co, LLC, held a 49% membership interest in LNG EF, which was organized in September 2013. The Company also held a 50% interest in FHR, a related entity holding a 2% membership interest in LNG EF. The Company’s combined 50% beneficial interest in LNG EF was initially recognized at cost, with the carrying amount subsequently increased or decreased by the Company’s proportionate share of the entities’ profits or losses using the equity method of accounting.

On May 19, 2017, the Company purchased the remaining 49% ownership of LNG EF and 50% ownership of FHR for a combined $4.0 million. The acquisition resulted in the Company now owning a 100% controlling interest requiring consolidation. By eliminating the outside investor, the Company now believes it will be able to operate the business more efficiently and focus on additional growth opportunities.

The Company has accounted for the acquisition as a business combination whereby the purchase price was allocated to the identifiable assets acquired and liabilities assumed based on their fair values. The acquisition resulted in bargain purchase gain of approximately $13.9 million which represents the fair value of the net assets acquired over the cash paid. The joint venture partner invested in LNG EF as an opportunity to explore the small scale domestic LNG market. In 2017, the joint venture party decided not to increase its investment in this market and to reallocate its resources to more significant projects. The joint venture party’s ability to sell to a third-party entity was limited due to the non-controlling interest held, resulting in a bargain purchase.

The following presents the fair value of LNG EF as of the acquisition date (in thousands):

Current assets	$3,064
Property, plant and equipment per appraisal	48,083

Total assets	51,147

Current liabilities	5,409
Long-term debt	9,858

Total liabilities	15,267
Members’ equity at fair value	35,880

Total liabilities and members’ equity	$51,147

50% equity interest	$17,940
Consideration transferred	4,000

Bargain purchase gain	$13,940

In connection with the acquisition, a third-party appraisal was obtained to determine the appropriate fair value of the equity interests. As a result, it was determined that the current book value of the net assets approximated fair value and no remeasurement gain or loss was recognized.